WORLD FUNDS TRUST

The E-Valuator Very Conservative (0%-15%) RMS Fund

Service Class Shares (EVVLX) R4 Class Shares (EVVCX)

The E-Valuator Conservative (15%-30%) RMS Fund

Service Class Shares (EVCLX) R4 Class Shares (EVFCX)

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

Service Class Shares (EVTTX) R4 Class Shares (EVFTX)

The E-Valuator Moderate (50%-70%) RMS Fund

Service Class Shares (EVMLX) R4 Class Shares (EVFMX)

The E-Valuator Growth (70%-85%) RMS Fund

Service Class Shares (EVGLX) R4 Class Shares (EVGRX)

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Service Class Shares (EVAGX) R4 Class Shares (EVFGX)

Supplement dated March 18, 2021
to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated January 31, 2021, revised February 9, 2021

Special Meeting of Shareholders

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved an Agreement and Plan of Reorganization pursuant to which each of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each an “Existing Fund” and, collectively, the “Existing Funds”), each a series of the Trust, will reorganize (the “Reorganization”) into a newly created fund (each a “New Fund” and, collectively, the “New Funds”) with the same name in a newly created trust, the E-Valuator Funds Trust, an investment company organized as a Delaware statutory trust. The Board authorized Trust management to submit the Reorganization proposal to shareholders of the Existing Funds for approval.

As a result of the Reorganization, shareholders of each Existing Fund will receive shares of the applicable class of the corresponding New Fund equal in value to the value of their shares of the Existing Fund immediately prior to the Reorganization. Following the Reorganization, the Existing Funds will be terminated and cease operations as separate series of the Trust. The Reorganization will be structured as a tax-free reorganization for Federal income tax purposes. The Reorganization, if approved by shareholders of the Existing Funds, is expected to take effect on or about April 16, 2021.

Systelligence, LLC (the “Adviser”) is the investment adviser to the Existing Funds and will be the investment adviser to the New Funds. The Reorganization will not result in any changes in the investment objective or principal investment strategy of the Existing Funds, or their fiscal year.

The Adviser has committed to maintaining the expense limitation arrangements that are in place for the Existing Funds for the New Funds until January 31, 2022. Until the Reorganization takes effect, the Adviser will continue to actively invest each Existing Fund’s assets in accordance with its investment objective and policies. Shareholders of the Existing Funds may redeem their investments as described in their Existing Fund’s Prospectus.

In the next few weeks, shareholders of record of the Existing Funds as of the close of business on March 8, 2021 will receive a proxy statement with respect to the proposed Reorganization. A more complete description of the Reorganization, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the proxy statement. A special meeting of shareholders of the Existing Funds to consider the proposal described above is scheduled to be held on April 9, 2021.

If you have questions or need assistance, please contact your financial advisor directly or the Existing Funds toll-free at 1-888-507-2798.

This Supplement and the existing Summary Prospectuses, Prospectuses and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectuses, Prospectuses and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Target Fund toll-free at 1-888-507-2798.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE